                                                                              EXHIBIT 99.2

 Corporate Update  Daniel J. Abdun-NabiPresident and CEO  J.P. Morgan Healthcare ConferenceJanuary 10, 2017

 Forward-Looking StatementsThis presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact, including, without limitation, our financial guidance, and any other statements containing the words "believes," "expects," "anticipates," "intends," "plans," "targets," "forecasts," "estimates" and similar expressions in conjunction with, among other things, obtaining a BioThrax procurement contract from the Biomedical Advanced Research and Development Authority (BARDA) under the recently received notice of intent, discussions of the Company's outlook, financial performance or financial condition, growth strategy, product sales, government development or procurement contracts or awards, government appropriations, manufacturing capabilities, product development, Emergency Use Authorization (EUA) or other regulatory approvals or expenditures and plans to increase our operational efficiencies and cost structure are forward-looking statements. These forward-looking statements are based on our current intentions, beliefs and expectations regarding future events. We cannot guarantee that any forward-looking statement will be accurate. Investors should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Investors are, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statement speaks only as of the date of this presentation, and, except as required by law, we do not undertake to update any forward-looking statement to reflect new information, events or circumstances.There are a number of important factors that could cause the Company's actual results to differ materially from those indicated by such forward-looking statements, including our ability to obtain a BioThrax procurement contract from BARDA under the recent notice of intent; the availability of funding and the exercise of options under our BioThrax and NuThrax contracts; appropriations for procurement of BioThrax and NuThrax; our ability to secure EUA pre-authorization approval and licensure of NuThrax from the U.S. Food and Drug Administration within the anticipated timeframe, if at all; our ability to achieve our planned operational efficiencies and targeted levels of cost savings; availability of funding for our U.S. government grants and contracts; whether the operational, marketing and strategic benefits of the spin-off of our biosciences business can be achieved and the timing of any such benefits; our ability to identify and acquire or in-license products or late-stage product candidates that satisfy our selection criteria; whether anticipated synergies and benefits from an acquisition or in-license are realized within expected time periods, if at all; our ability to utilize our manufacturing facilities and expand our capabilities; our ability and the ability of our contractors and suppliers to maintain compliance with current good manufacturing practices and other regulatory obligations; the results of regulatory inspections; the outcome of the purported class action lawsuit filed against us and possible other future material legal proceedings; our ability to meet operating and financial restrictions placed on us and our subsidiaries that are contained in our senior credit facility; the rate and degree of market acceptance and clinical utility of our products; the success of our ongoing and planned development programs; the timing of and our ability to obtain and maintain regulatory approvals for our product candidates; and our commercialization, marketing and manufacturing capabilities and strategy. The foregoing sets forth many, but not all, of the factors that could cause actual results to differ from our expectations in any forward-looking statement. Investors should consider this cautionary statement, as well as the risk factors identified in our periodic reports filed with the Securities & Exchange Commission (SEC), when evaluating our forward-looking statements.Non-GAAP Financial Measures This presentation contains two financial measures (Adjusted Net Income and EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization)) that are considered “non-GAAP” financial measures under applicable SEC rules and regulations. These non-GAAP financial measures should be considered supplemental to and not a substitute for financial information prepared in accordance with generally accepted accounting principles. The Company’s definition of these non-GAAP measures may differ from similarly titled measures used by others. Adjusted Net Income adjusts for specified items that can be highly variable or difficult to predict, or reflect the non-cash impact of charges resulting from purchase accounting. EBITDA reflects net income excluding the impact of depreciation, amortization, interest expense and provision for income taxes. The Company views these non-GAAP financial measures as a means to facilitate management’s financial and operational decision-making, including evaluation of the Company’s historical operating results and comparison to competitors’ operating results. These non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the reconciliations to the corresponding GAAP financial measure, may provide a more complete understanding of factors and trends affecting the Company’s business.The determination of the amounts that are excluded from these non-GAAP financial measures are a matter of management judgment and depend upon, among other factors, the nature of the underlying expense or income amounts. Because non-GAAP financial measures exclude the effect of items that will increase or decrease the Company’s reported results of operations, management strongly encourages investors to review the Company’s consolidated financial statements and publicly filed reports in their entirety. Please view the appendix at the end of this presentation for non-GAAP reconciliation tables.  Forward-Looking Statements / Non-GAAP Financial Measures

 Emergent BioSolutions: Who we are  OVER1200EMPLOYEES  10GLOBAL LOCATIONS  6MARKETEDPRODUCTS  EXPERTISE AT5MANUFACTURINGLOCATIONS  SERVICESCMO, BULK,FILL / FINISH  As a global specialty life sciences company, Emergent is focused on providing specialty products for civilian and military populations that address accidental, intentional and naturally emerging public health threats  Our mission is simple – To Protect and Enhance Life

   Rising Global Threat Matrix  Public Health Threats:  “Time bomb: ISIS has recruited an army of scientists and already smuggled chemical and biological weapons into Europe.” European Parliament Report  “Antibiotic resistance is rising to dangerously high levels in all parts of the world. New resistance mechanisms emerge and spread globally every day, threatening our ability to treat common infectious diseases.” World Health Organization    “The Ebola epidemic has shown, once again, that in today’s interconnected world, health challenges anywhere create health challenges everywhere ⎼ and the best way to overcome those challenges is to dedicate ourselves to the great cause of reducing the global burden of infectious disease.” Bill Gates   “The United States continues to face a range of serious threats to its national health security from the deliberate use or accidental release of CBRN agents, as well as from naturally occurring and emerging infectious diseases including pandemic influenza.” The Public Health Emergency Medical Countermeasures Enterprise (PHEMCE)   CBRN: Chemical, Biological, Radiological, NuclearEID: Emerging Infectious Diseases

Growth Drivers

US Government Response
- Continued focus on preparedness
- Creating a sustainable enterprise to foster innovation, e.g., Priority Review Vouchers

International Cooperation
- Heightened awareness of risk posed by non state actors such as ISIS and Al-Qaeda
- Joint Procurement Agreement: EU stockpiling of MCMs against cross-border health threats

Dual Market Opportunity
- Products that address CBRN threats may also have application in other markets (hospital, trauma, wound care, etc.)
- Medical countermeasures (MCMs), devices, detection and diagnostic systems

Globalization
- An interconnected world increases the likelihood of rapid disease transmission (Pandemic Flu, Ebola, Zika)
- Rising threat of antimicrobial resistance

Total Annual US Funding for Health Security:
~$13 Billion Per Year Since 2010

Source: Health Security. 2016 Sep-Oct; 14(5): 284-304

5

 What We Do  Products, Pipeline, Platforms & Services

Portfolio of Medical Countermeasures

MARKETED PRODUCTS

emergent biosolutions®


PRODUCTS TARGETING
BIOLOGICAL THREATS


ANTHRAX VACCINE ADSORBED
BioThrax

BioThrax®

Anthrax Vaccine

Current USG PEP requirement for anthrax vaccine is 25M regimens (75M BioThrax doses) [1]


Anthrasil

Anthrasil™

Anthrax Therapeutic
(Hyperimmune)



BAT®

Botulism Therapeutic
(Hyperimmune)



VIGIV

Vaccinia Therapeutic for Smallpox Vaccine
(Hyperimmune)


PRODUCTS TARGETING
CHEMICAL THREATS



RSDL®

Reactive Skin Decontamination Lotion Kit (Device)



Trobigard™

Nerve agent antidote auto-injector device

This product is not FDA approved and is only sold outside of the United States

[1] BARDA Notice of Intent - https://www.fbo.gov/utils/view?id=5003291685c771d991eb18ca613d45b0

7

Pipeline: Creating Future Growth

emergent biosolutions

Product	Government Partner	Platform	PRV Potential	Threat Type	Pre Clinical	CLINICAL PHASE I	CLINICAL PHASE II	CLINICAL PHASE III
NuThrax™ *Next generation anthrax vaccine*	**BARDA** $1.5B Development & Procurement Contract	–	–	**Biological**				**2018***
FLU-IG *Seasonal Influenza therapeutic*	–	**Hyperimmune**	–	**EID**			**2017***	
UV-4B *Dengue therapeutic*	**NIH - NIAID**	**Antiviral**	✓	**EID**		**2017***		
ZIKA-IG *Zika therapeutic*	–	**Hyperimmune**	✓	**EID**		**2017***		
GC-072 (EV-035 Series) *Burkholderia antibiotic*	**DoD - DITRA**	**Antibacterial**	–	**EID**				
FILOV *Pan-filovirus* (Ebola, Marburg, Sudan)	–	**Hyperimmune Monoclonal Ab**	✓	**EID**				
Nerve Agent Antidotes *2PAM/Atropine*	**DoD**	**Auto-injector**	–	**Chemical**	Human Factor Formative Studies 2017*			

** First Subject Enrolled*

8

Manufacturing Expertise

FIVE MANUFACTURING FACILITIES IN THE U.S. AND CANADA

Contract Manufacturing Services (CMO)

- Currently producing or supporting manufacture of over 20 commercial products
- Contributed to the development and production of more than 200 clinical products
- Fill, finish and packaging - vials and syringes
- Clinical and commercial scale
- Product and stability testing services

Center for Innovation in Advanced Development and Manufacturing (CIADM)

- One of three in the United States
- Public private partnership with BARDA
- Surge capacity readiness and infrastructure for biologics-based MCMs
- Flexible manufacturing to address biological threats and EIDs
- 3 Task Orders already placed by the USG

9

 Financial & Operational Performance

2016 Year in Review

emergent biosolutions

PRELIMINARY UNAUDITED FINANCIAL RESULTS

	Combined Basis	Continuing Operations
Total revenue	$500M - $505M	$480M - $485M
Net income	$44M - $48M (GAAP) $64M - $68M (Adjusted)	$60M - $64M (GAAP) $75M - $79M (Adjusted)
EBITDA	$100M - $104M	$131M - $135M
Cash	~$270M	

Note: *"Continuing Operations" excludes the impact of the operations associated with the Company's former biosciences business which was spun-off into a separate publicly traded company, Aptevo Therapeutics Inc., on August 1, 2016.*

Disclaimer: *The guidance in this presentation is only effective as of the date it as originally provided, January 9, 2017. Please see the appendix for non-GAAP reconciliation tables.*

OPERATIONAL GOALS

- ✓ Aptevo Therapeutics — SPIN-OFF
- ✓ Building 55 — FDA APPROVAL
- ✓ BioThrax Procurement — NEW CDC CONTRACT

ADDITIONAL ACCOMPLISHMENTS

- BARDA Contract for NuThrax — TOTAL VALUE: UP TO $1.5B
- BARDA Notice of Intent — PROCUREMENT OF ~$100M OF BIOTHRAX FOR THE SNS
- BioThrax PEP: Orphan Drug — STATUS GRANTED BY FDA
- CDC Exercised VIG Option — $11.6M FOR SNS DELIVERIES
- Pipeline Advancement — MULTIPLE PRODUCTS READY FOR 2017 CLINICAL TRIALS

11

 Financial Performance 2012-2016  revenue  Net income  CASH  EBITDA  Notes: - All values shown in $ millions - 2016E values assume mid-point of range of estimated CY2016 financial results. - All data are shown on a combined basis, which includes operations associated with the Company’s former biosciences business spun-off on August 1, 2016 - The guidance in this presentation is only effective as of the date it was originally provided, January 9, 2017.

Roadmap: Business Foundation & Goals

emergent biosolutions

STRATEGY		
Expand PHT Market Leadership Position	Partner to Develop Innovative Products	Grow Through Acquisitions
Expand Portfolio of MCMs & Services	Dual Market Global Marketing & Sales	

COMPETENCIES		
Government Relations & Contracting	MCM Development & Commercialization	
Business & Product Acquisitions	Financial Discipline	Quality Manufacturing

2020 GOALS

- **Revenue Growth** (> 10% from Ex-US customers)
- **Net Income Growth** (Net R&D < 15% and SG&A < 25% of revenue)
- **6 Products in Clinical or Advanced Development** (3 Dual Market)

13

   Initiate two human factor formative studies for nerve agent antidote auto-injector  Advance NuThrax development to enable theinitiation of a Phase III study in 2018    2017 Goals  FINANCIAL  OPERATIONAL  Total revenue  $500M - $530M  Net income  $60M - $70M (GAAP) $70M - $80M (Adjusted)  EBITDA  $135M - $145M  Disclaimer: The guidance in this presentation is only effective as of the date it as originally provided, January 9, 2017. Please see the appendix for non-GAAP reconciliation tables.    Initiate three Phase I/II clinical studies fortherapeutics addressing EIDs    Complete an acquisition that will generate revenue within 12 months of closing

   Long Term Vision  The public health threat market is growing  Our portfolio is unique and well positioned  Our strategy is aligned to address a broad rangeof threats and dual market opportunities

 Appendix  Reconciliation Tables

Reconciliation Tables

Reconciliation of Net Income to Adjusted Net Income

COMBINED BASIS

($ in millions)	Twelve Months Ended December 31,			
	2017 (Forecast)	2016 (Estimated)	2015 (Actual)	Source
Net Income	$60.0 to $70.0	$44.0 to $48.0	$62.9	NA
Adjustments:				
Acquisition-related costs (transaction & integration)	1.0	10.0	5.5	SG&A
Non-cash amortization charges	7.0	9.0	10.8	COGS, SG&A, Other Income
Impact of purchase accounting on inventory step-up	--	1.0	0.6	COGS
Restructuring and other	9.0	11.0	1.2	SG&A
Tax effect	(7.0)	(11.0)	(5.4)	NA
Total Adjustments	10.0	20.0	12.7	NA
Adjusted Net Income	$70.0 to $80.0	$64.0 to $68.0	$75.6	NA

The combined basis reflects the company's operations including the operations of the former biosciences business that was spun-off as Aptevo Therapeutics in August 2016.

CONTINUING OPERATIONS BASIS

($ in millions)	Twelve Months Ended December 31,		
	2017 (Forecast)	2016 (Estimated)	Source
Net Income	$60.0 to $70.0	$60.0 to $64.0	NA
Adjustments:			
Acquisition-related costs (transaction & integration)	1.0	2.0	SG&A
Non-cash amortization charges	7.0	9.0	COGS, SG&A, Other Income
Impact of purchase accounting on inventory step-up	--	1.0	COGS
Restructuring and other	9.0	11.0	SG&A
Tax effect	(7.0)	(8.0)	NA
Total Adjustments	10.0	15.0	NA
Adjusted Net Income	$70.0 to $80.0	$75.0 to $79.0	NA

The continuing operations basis excludes Aptevo operations.

17

Reconciliation of Net Income to EBITDA   Reconciliation Tables  COMBINED BASIS  CONTINUING OPERATIONS BASIS  The combined basis reflects the company’s operations including the operations of the former biosciences business that was spun-off as Aptevo Therapeutics in August 2016.  The continuing operations basis excludes Aptevo operations.  ($ in millions)  Twelve Months Ended December 31,          2017(Forecast)  2016(Estimated)  2015(Actual)  Source  Net Income  $60.0 to$70.0  $44.0 to$48.0  $62.9  NA  Adjustments:          + Depreciation & Amortization  39.0  36.0  33.8  COGS, SG&A, R&D  + Provision For Income Taxes  28.0  13.0  26.9  Income Taxes  + Total Interest Expense  8.0  7.0  6.5  Other Income  Total Adjustments  75.0  56.0  67.2  NA  EBITDA  $135.0 to$145.0  $100.0 to$104.0  $130.1  NA  ($ in millions)  Twelve Months Ended December 31,        2017(Forecast)  2016(Estimated)  Source  Net Income  $60.0 to$70.0  $60.0 to$64.0  NA  Adjustments:        + Depreciation & Amortization  39.0  35.0  COGS, SG&A, R&D  + Provision For Income Taxes  28.0  29.0  Income Taxes  + Total Interest Expense  8.0  7.0  Other Income  Total Adjustments  75.0  71.0  NA  EBITDA  $135.0 to$145.0  $131.0 to$135.0  NA